UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2015

NOVAVAX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (240) 268-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 25, 2015, Novavax, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Citigroup Global Markets Inc. as representatives of the several underwriters listed on Schedule 1 thereto (the “Underwriters”), related to a public offering (the “Offering”) of 24,137,931 shares of the Company’s common stock, $0.01 par value per share, (the “Common Stock”) at a price to the public of $7.25 per share pursuant to a registration statement on Form S-3 (File No. 333-193549) and a related prospectus supplement. In addition, the Company granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 3,620,689 shares of Common Stock. Subject to customary closing conditions, the Offering is expected to close on March 31, 2015.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

An opinion dated March 25, 2015 regarding the legality of the issuance and sale of the Common Stock in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On March 24, 2015, the Company issued a press release announcing the launch of the Offering. On March 26, 2015, the Company issued a press release announcing the pricing of the Offering. Copies of the Company’s press releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 25, 2015, by and among Novavax, Inc. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Launch Press Release of Novavax, Inc. dated March 24, 2015.

99.2	Pricing Press Release of Novavax, Inc. dated March 26, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.
Date: March 27, 2015

/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Senior Vice President, General Counsel & Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 25, 2015, by and among Novavax, Inc. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representative of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Launch Press Release of Novavax, Inc. dated March 24, 2015.

99.2	Pricing Press Release of Novavax, Inc. dated March 26, 2015.

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